Exhibit 10.3
CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
AMENDMENT NO. 1 TO SERVICE AGREEMENT
     THIS AMENDMENT NO. 1 TO SERVICE AGREEMENT (the “Amendment”) by and between VENTIV COMMERCIAL SERVICES, LLC (d/b/a inVentiv Commercial Services, LLC), a New Jersey limited liability company (“Ventiv”) and SANTARUS, INC., a Delaware corporation (“Client”), is entered into as of June 15, 2007.
     WHEREAS, Ventiv and Client have entered into that certain Service Agreement, dated November 3, 2006 (the “Agreement”), wherein Ventiv agreed to provide certain Services to Client upon the terms set forth in the Agreement; and
     WHEREAS, Ventiv and Client desire to amend certain terms of the Agreement, as set forth herein.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ventiv and Client, intending to be legally bound hereby, agree as follows:
1.	The chart referencing the Fixed Monthly Fee in Section I (a) of Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

Fixed Monthly
Period	Fee
December 1, 2006 through November 30, 2007 (“Year One”)	$ [***]

December 1, 2007 through November 30, 2008 (“Year Two”)	$ [***]
2.	The chart referencing the Daily Vacancy Credit in Section I (b) of Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Daily Vacancy
	Credit per Ventiv	Daily Vacancy
	Sales	Credit per
Period	Representative	Ventiv RTAM
Year One	$ [***]	$ [***]

Year Two	$ [***]	$ [***]
3.	The chart referencing the Monthly Fee for Permanent Upsize and Downsize of Project Team in Section I (c) of Exhibit A of the Agreement shall be amended and restated in its entirety as follows:

Monthly Fee per
	Ventiv Sales	Monthly Fee per
Period	Representative	Ventiv RTAM
Year One	$ [***]	$ [***]

Year Two	$ [***]	$ [***]
4.	The reference to the average annual base salary of “[***] dollars ($ [***] )” in Section III of Exhibit A of the Agreement shall be amended to state: “[***] dollars ($ [***] ).”
5.	Based on the amended Fixed Monthly Fee as set forth in Section 1 of this Amendment, Ventiv shall [***] Santarus in the amount of [***] Dollars ($ [***] ) in the invoice for fixed fees due under the Agreement for the monthly period ending May 31, 2007.
6.	Section III of Exhibit A of the Agreement shall be amended to include the following as a pass-through cost: “Sample Storage Units not to exceed [***] dollars ($ [***] ) per year.”
7.	Except as specifically set forth herein, all of the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment.
8.	Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
9.	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.
[Remainder of Page Intentionally Left Blank]

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

SANTARUS, INC.
By:	/s/ Gerald T. Proehl
Name:	Gerald T. Proehl
Title:	President and Chief Executive Officer

VENTIV COMMERCIAL SERVICES, LLC
By:	/s/ Terrell G. Herring
Name:	Terrell G. Herring
Title:	President and CEO